EXHIBIT 99.1
Investor Presentation January 10, 2006 www.bfcfinancial.com BFC Building Foremost Companies

Forward Looking Statements PLEASE READ CAREFULLY Except for historical information contained herein, the matters discussed in this document contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. When used in this document, the words “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect” and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. You should also be cautioned that net asset value calculations, current value of investment calculations and implied returns are based solely on BFC’s internal unaudited calculations and, in part, on current stock market values, estimates, comparable company analyses and other factors and may not reflect the actual value that could be realized if those investments were sold and may not reflect the value of those investments in the future. These forward-looking statements are based largely on the expectations of BFC Financial Corporation (“the Company” or “BFC” which may be referred to as “we”, “us” or “our”) and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. When considering those forward-looking statements, you should keep in mind the risks, uncertainties and other cautionary statements made in this document. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. This document also contains information regarding the past performance of our investments and you should note that prior or current performance of investments and acquisitions is not a guarantee or indication of future performance. Some factors which may affect the accuracy of the forward-looking statements apply generally to the financial services, investment banking, real estate development, homebuilding, resort development and vacation ownership, and restaurant industries, while other factors apply directly to us. Other risks and uncertainties associated with BFC include that BFC has significant expenses and negative cash flow: the impact of economic, competitive and other factors may affect the Company and its subsidiaries, and their operations, markets, products and services; that BFC which is largely dependent on its subsidiaries payment of dividends will not have sufficient available cash to meet its operating expenses or to make investments; we may not be able to successfully execute our anticipated growth strategies; that BFC shareholders’ interests will be diluted in transactions utilizing BFC stock for consideration, that appropriate investment opportunities on reasonable terms and at reasonable prices will not be available, the performance of those entities in which investments are made may not be as anticipated, and that BFC will be subject to the unique business and industry risks and characteristics of each entity in which an investment is made; with respect to BankAtlantic Bancorp and BankAtlantic: the risks and uncertainties associated with: the impact of economic, competitive an other factors affecting BankAtlantic Bancorp and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on BankAtlantic’s net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on BankAtlantic Bancorp activities and the value of its assets; BankAtlantic’s sev en-day banking initiative, marketing initiatives and other growth initiatives not resulting in continued growth of low cost deposits or otherwise not producing results which justify their costs; the impact of periodic testing of goodwill and other intangible assets for impairment; as well as BankAtlantic’s ability to correct and the associated costs of correcting the compliance deficiencies associated with the USA Patriot Act, anti-money laundering laws and the Bank Secrecy Act, and whether or to what extent monetary or other restrictions or penalties relating to compliance deficiencies will be imposed on BankAtlantic Bancorp by regulators or other federal agencies. The results or performance derived or implied, directly or indirectly from the estimates and assumptions, are based on beliefs and may not be accurate. Past performance, actual or estimated new account openings and growth rates may not be indicative of future results. Further, this document contains forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services, changes in economic or regulatory policies, its ability to recruit and retain financial consultants, the volatility of the stock market and fixed income markets and its effects on the volume of its business and the value of its securities positions and portfolio, as well as its revenue mix, and the success of new lines of business; and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck’s control. With respect to Levitt: a number of important factors which could cause actual results to differ materially from those in the forward-looking statements include the impact of economic, competitive and other factors affecting Levitt and its operations, including: the impact of hurricanes and tropical storms in the areas in which Levitt operates; the market for real estate generally and in the areas where Levitt has developments, including the impact of market conditions on Levitt’s margins; delays in opening planned new communities; the availability and price of land suitable for development in our current markets and in markets where Levitt intends to expand and Levitt’s ability to successfully acquire land necessary to meet its growth objectives; the ability to obtain financing for planned acquisitions; Levitt’s ability to successfully expand into new markets; shortages and increased costs of construction materials and labor; the effects of increases in interest rates; the impact of environmental factors, the impact of governmental regulations and requirements; Levitt’s ability to negotiate and consummate acquisition financing upon favorable terms; and Levitt’s success at managing the risks involved in the foregoing. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive. 2

BFC Building Foremost Companies
Introduction

Overview A diversified holding company based in Fort Lauderdale, Florida NASDAQ: BFCF 36.6 million shares outstanding1 Management owns 52% of the shares outstanding (17.7 million) Market capitalization: $205.5 million2 Interests in: Retail & commercial banking Regional investment bank & brokerage Homebuilding Master planned community development Time share & vacation ownership International themed restaurant chain Miscellaneous real estate and venture capital investments Notes: 1 Fully diluted shares outstanding as of November 4, 2005. 2Market capitalization is based on fully diluted shares outstanding as of November 4, 2005 and the weighted average stock price for the period December 1, 2005 to December 31, 2005 of fully diluted Class A and Class B shares outstanding of $5.61. Market capitalization based on basic shares outstanding only as of November 4, 2005 (34.2 million) and the weighted average stock price for the period December 1, 2005 to December 31, 2005 of basic Class A and Class B shares outstanding of $5.62 is calculated to be $192.4 million. 4

BFC’s Strategy Invest in and acquire mid-market operating businesses Partner with superior management teams Long-term investment horizon Prefer control investments Diverse industries Use cash and/or BFC stock for acquisitions 5

BFC Management Team Alan Levan John E. Abdo Chairman and CEO of BFC and its Vice Chairman of BFC since 1993 predecessors since 1978 and Director since 1988 Chairman, President and CEO of Vice Chairman of BankAtlantic BankAtlantic Bancorp (NYSE: BBX) and Bancorp and its predecessors since its predecessors since 1987 1987 Chairman & CEO of Levitt Corporation Vice Chairman and President of (NYSE: LEV) and Chairman of Levitt Corporation and Vice Bluegreen Corp. (NYSE: BXG) Alan Levan Chairman of Bluegreen John E. Abdo Director of Benihana, Inc. (NASDAQ: BNHN / BNHNA) since 1990 Phil Bakes Glen Gilbert Managing Director of BFC since January Executive Vice President of BFC 2004 since 2000, Chief Financial and Accounting Officer since 1987, Vice President and founder of a Florida and President and Chief Accountant New York-based advisory and merchant 1980 to 1987 banking firm from 1990-2004, and various firm-led endeavors, including a Senior Executive Vice President of leisure travel consolidation enterprise, Levitt Corporation since 2004, Phil Bakes Glen Gilbert 1999-2003 Executive Vice President and Chief Financial Officer 1999-July, 2004 President/CEO of two major U.S. airlines from 1983 to 1990 Certified Public Accountant since 1970 and manager for KPMG from Prior to business career from 1973-1980, 1970 to 1980 served as an assistant Watergate prosecutor, counsel to several US Senate Subcommittees and General Counsel of a federal regulatory agency. 6

BFC Portfolio 7

BFC Building Foremost Companies BFC Investments

BFC Investments 1985-2005 Phase I: Creating The Platform (1985 – 1997) BankAtlantic Bancorp Retail & Commercial Bank Phase II: Diversification (1997 – Present) Core Communities Land Developer 1997 Ryan Beck & Co. Investment Bank 1998 Levitt and Sons Homebuilder 1999 Bluegreen Corporation Vacation Ownership 2001 & 2002 Benihana Inc. Restaurant Chain 2004 & 2005 9

PHASE I Creating the Platform
Florida’s Most Convenient Bank
NYSE: BBX www.bankatlanticbancorp.com

Overview Founded in 1952 as federally chartered savings bank Largest Florida headquartered bank by market capitalization 77 branches open 7 days a week $6.4 billion in assets and $3.7 billion in deposits as of 9/30/05 BFC owns approximately 22% of BankAtlantic Bancorp, representing 55% of total voting power Transaction History Local institution with shareholders known by BFC principals BFC invested approximately $45 million in the mid-1980’s to acquire control Pre-Acquisition Underperforming thrift lacking strategic direction Post-Acquisition BFC took over management and leadership of the bank Reduced the size of the bank substantially to establish a strong platform and market position Transformed from a classic thrift to a retail and commercial bank model Capitalized the bank to provide a platform for growth Created a high growth “retail” oriented culture and image to attract low cost deposits while growing the commercial loan portfolio with a conservative underwriting culture 11

BankAtlantic Performance Operating Net Income* (Dollars in Millions) (a) (b) $63.6 $63.1% 36 G R A (a) C $46.3 3 6% $38.6 $22.5 $18.6$19.2 Fully Diluted Earnings per Share* (a) $1.11 2000 2001 2002 2003 2004 9 Mos. 9 Mos. Ended Ended $0.99(b) 9/30/04 9/30/05 G R % A 3 6 C 7% (a) 2 $0.73 $0.62 $0.47 $0.43 $0.32 2000 2001 2002 2003 2004 9 Mos. 9 Mos. Ended Ended 9/30/04 9/30/05 * Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle. (a) The year ended 12/31/04 and the 9 months ended 9/30/2004 exclude a $7.2 million net one-time gain due to a favorable litigation settlement and the after-tax costs associated with the prepayment of certain high cost debt ($0.12 per share). 12 (b) The 9 months ended 9/30/2005 excludes a $2.4 million after-tax impairment charge ($0.04 per share) associated with vacating BankAtlantic’s former headquarters.

BankAtlantic Performance Stock Price Graph $20.00 $15.00 $10.00 $5.00 11% Pre-Tax Annualized Return (a) ($ in millions) $0.00 8 0 1 3 $223.7 9 0 0 0 004 9 0 0 0 1996 1997 1 1999 2 2 2002 2 2 2005 e d l i z u a t e Average Daily Volume Past Twelve Months: n n l u A o 322,900 shares bs 1 % A 1% 9 7 $45.1 3 Total BFC Investment Total Current From 1987 — 1993 Value (a) Notes: (a) Return calculation discounts all cash flows from time of BFC’s investment, including ending value based upon average market value (12/1/05 – 12/31/05) of BankAtlantic Bancorp, plus $17.7 million in dividends received since initial investment and stock 13 sales of $21.5 million.

PHASE II Diversification 1997 — 2005
RYAN BECK & CO.

Levitt CORPORATION NYSE: LEV www.levittcorporation.com

Overview Created as holding company to hold two separately acquired businesses. Homebuilding and land development in the Southeastern United States. Operates primarily through Core Communities and Levitt and Sons, which were separately acquired (through BFC subsidiary BankAtlantic Bancorp) in 1997 and 1999, respectively. Spun-off from BankAtlantic Bancorp on December 31, 2003. Completed $125 million common stock offering in the spring of 2004. BFC owns approximately 17% and controls approximately 53% of the total shareholder vote of Levitt Corporation. 16

CORE COMMUNITIES www.corecommunities.com

Overview Core Communities (formerly St. Lucie West Holding Company) is a master-planned community developer since 1996. Transaction History Purchased in 1997 (through BFC subsidiary, BankAtlantic Bancorp) $20 million purchase price Additional $4.8 million invested by BankAtlantic Bancorp Pre-transaction relationship with management Pre Acquisition Owned by a fund private investment fund Company was capital constrained Post Acquisition Core was sufficiently capitalized Became one of the leading master-planned community developers in the country St. Lucie West project was ranked as the 6th fastest selling master-planned community in 2003 (1) Tradition project to include up to 18,000 residential units and 8.5 million square feet of commercial space and was ranked the 8th fastest selling master-planned community in 2004. (1) Acquired approximately 5,300 acres in South Carolina for a new project located between Savannah, Georgia and Hilton Head, South Carolina to consist of 9,500 residential units and 1.5 million square feet of commercial space 18 (1) Source: Robert Charles Lesser & Co.

AMERICA’S OLDEST HOMEBUILDERS www.levittandsons.com

Building a Proud Legacy

Overview Levitt and Sons (and its predecessors), “America’s Oldest Homebuilder,” commenced operations in 1929 and was one of the first developers of suburban communities including the famed Levittown communities in the Northeast Transaction History Purchased in 1999 (through BFC subsidiary, BankAtlantic Bancorp) $27 million purchase price Prior banking relationship with Levitt and Sons as well as relationship with veteran management team Pre-Acquisition Residential Homebuilder retrenched over the years.
Privately owned with free cash flow up-streamed to parent and not reinvested for growth Management was restricted with no growth capital Post-Acquisition Supported management’s vision for growth Facilitated growth financing and allowed Levitt and Sons to reinvest earnings Established independent Board of Directors at parent company and Board level investment committee to manage growth Increased active homebuilding communities from 3 in Florida in 1999 to 48 in 2005 in Florida, Tennessee, Georgia, and South Carolina Specializes in design and development of Active Adult and family communities. 21

Levitt Corporation Performance Consolidated Revenue (a) (Dollars in Millions) $554.5 16% $437.3(b) R(b) $377.4 G A C 1% 5$ 285.5 $209.4 $144.3 Consolidated Net Income $106.0 (Dollars in Millions) $57.4 (c) 15% $46.6 2000 2001 2002 2003 2004 9 Mos. 9 Mos. R $40.4(c) G Ended Ended A C 9/30/04 9/30/05% 9 6 $26.8 $19.5 $7.0 $7.5 2000 2001 2002 2003 2004 9 Mos. 9 Mos. Ended Ended Notes: 9/30/04 9/30/05 (a) Excludes interest and other revenue (b) 1st quarter 2005 revenues were up 101% to $199.8 million vs. the same period for 2004 revenues of $99.5 million. 2nd quarter 2005 revenues were down 25% to $108.0 million vs. the same period for 2004 of $143.9 million. The 1st quarter of 2005 contained an unusually large land sale and the home sales were intentionally slowed down in the 2nd quarter of 2005. 22 (c) 1st quarter 2005 net income was up 128% to $29.8 million vs. the same period for 2004 of $13.1 million. 2nd quarter 2005 net income was down 56% to $6.1 million vs. the same period for 2004 of $13.7 million.

Levitt Corporation Performance Stock Price Graph $35.00 $33.00 $31.00 $29.00 $27.00 $25.00 22% Implied Pre-Tax Annualized Return (a) $23.00 ($ in millions) $225.8(b) $21.00 $19.00 e d $17.00 z l i Mar Jun Sep Dec Mar Jun Sep Dec a t e u l u 2004 2004 2004 2004 2005 2005 2005 2005 n o n s A b % A Average Daily Volume Past Twelve Months: 2 2% 5 2 144,873 shares 3 $50.0 Total Investment Total Current From 1997 — 1999 Value (a) Notes: (a) Return calculation discounts all cash flows from time of investment, including ending value based upon average market value of LEV from 12/1/05 through 12/31/05 and total dividends of $1.8 million received in 2004 and 2005. Investments in Levitt Corporation were made by BFC subsidiary, BankAtlantic Bancorp. Excludes results of Levitt Corporation’s investment in Bluegreen which is separately presented later in this presentation. (b) Based on the value of 14.8 million shares of Levitt Corporation originally owned by BankAtlantic Bancorp that were spun-off to BankAtlantic Bancorp’s shareholders on 12/31/03. This calculation, therefore, excludes the current value of the 5.0 million new shares issued by Levitt 23 Corporation in its April 2004 public offering.

RYAN BECK & CO. Excellence in Financial Services
www.ryanbeck.com

Overview Founded in 1946 Full-service investment banking and brokerage firm 39 branches with over 400 financial counselors Approximately $18 billion in client assets 2004 revenue = $242.2 million Transaction History Purchased in 1998 (through BFC subsidiary, BankAtlantic Bancorp) $38.1 million purchase price Additional $23.5 million invested Prior relationship with Ryan Beck management from investment banking engagements Pre-Acquisition Publicly owned company Management desired strong financial platform and flexibility to pursue strategic initiatives Post-Acquisition Provided sound platform of financially solid parent Supported the management team’s growth of the business Facilitated acquisition of assets of Gruntal & Co. which added 400 consultants and $13 billion in client assets Grown from 300 employees at time of acquisition to approximately 1,100 employees in 39 branches throughout the US as of September 30, 2005. 25

Ryan Beck Performance Revenue $242.2 (Dollars in Millions) R A G $220.1 6% C 6% $199.2 4 $187.3 $139.9 $53.7 Income from Continuing Operations * $46.1 (Dollars in Millions) $17.5 -2% $16.2 $16.0 2000 2001 2002 2003 2004 9 Mos. 9 Mos. Ended Ended 9/30/04 9/30/05 $9.6 $0.9 ($1.3) ($ 2.4) 2000 2001 2002 2003 2004 9 Mos. 9 Mos. Ended Ended 9/30/04 9/30/05 26 * Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle.

Ryan Beck & Co. Performance 24% Implied Pre-Tax Annualized Return (a) ($ in millions) $249.6 e d l ize a t u lu n o n s A b % A 2 4% 0 6 3 $61.5 Total Investment Mid-Point of Since 6/98 Estimated Value Range (a) Estimated range of values based on comparable companies (b): $180 — $310 Notes: (a) Return calculation discounts all cash flows from time of investment and ending value based upon estimated current market value, including a $5 million dividend in March 2004. Investment in Ryan Beck made through BFC subsidiary, BankAtlantic Bancorp. (b) Range of values of Ryan Beck is based on comparable investment banking firms as compiled in a December 31, 2005 index of comparable firms and trading multiples by financial services industry specialist Sandler O’Neill & Partners, L.P. The low end of Ryan Beck’s value range based on 1.7x price/book multiple and the high end of range based on 18.0x price/latest 12 month EPS multiple. Sandler O’Neill selected comparable companies are AG Edwards, Raymond James, Piper Jaffrey, Jeffries & Co. and Friedman, Billings, Ramsey. This valuation is based on the historical financial data of Ryan Beck and does not take into account any projected financial data nor any increase or decrease in financial performance and/or the valuation multiples of the companies comprising the index of comparable firms. 27 bluegreen NYSE: BXG www.bluegreencorp.com

Overview Bluegreen was founded in 1966 and has two principal businesses: 1. Developing and marketing time-share resorts 2. Developing and marketing subdivided residential lots to retail customers Transaction History Purchased large position in 2002 (through Levitt Corporation) Total investment is $56.5 million Pre-transaction relationship with management Pre Acquisition Solara Surfside Resort (Surfside, FL) Real estate fund dominant shareholder in publicly-traded Bluegreen Fund became impatient with performance of investment Post Acquisition Management thrived under the new long term philosophy Maintained and strengthened Bluegreen’s independent Board of Directors Stock price has increased more than 200% since investment Levitt Corporation currently owns approximately 31% of Bluegreen Ranked #57 on Forbes’ 2005 list of the “The 200 Best Small Companies“ Ranked #48 on Fortune’s 2005 list of “America’s 100 Fastest Growing Companies.”
29

Bluegreen Performance Revenue * (Dollars in Millions)
G R $ 601.6 C A 1 4% 2 8% $ 513.8 $ 438.5 $ 449.3 $ 339.8 $ 285.1
Net Income * (Dollars in Millions)
CY 2001 CY 2002 CY 2003 CY 2004 9 Mos. 9 Mos. Ended Ended % $ 39.4 31 9/30/04 9/30/05 $ 36.5 G R $ 30.1 C A %$ 25.8 56
$ 9.7$ 10.8
CY 2001 CY 2002 CY 2003 CY 2004 9 Mos. 9 Mos. Ended Ended 9/30/04 9/30/05
* Revenue and Net Income for 2001 and 2002 reflect calendar year. Bluegreen changed its fiscal year to the calendar year ending on December 31, effective for the period ended December 31, 2002. Fiscal years 2001 and 2002 ended on April 1, 30 2001 and March 31, 2002 respectively. Calendar Year amounts calculated to reflect twelve full months.

Bluegreen Performance Stock Price Graph $ 25.00
$ 21.00
$ 17.00
$ 13.00 30% Pre-Tax Annualized Return (a) $ 9.00 ($ in millions) $151.9 $ 5.00 e d $ 1.00 l ize a t 2002 2003 2004 2005 n u o lu n s A b Average Daily Volume Past Twelve Months: % A 3 0% 282,878 shares 6 9 $ 56.51
Total Investment Total Current 4/01 & 4/02 Value (a)
Notes: (a) Return calculation discounts all cash flows from time of investment and ending value based upon average market value of BXG from 12/1/05 31 through 12/31/05. Investment in Bluegreen held by BFC subsidiary, Levitt Corporation.

BENIHANA NASDAQ: BNHN / BNHNA www.benihana.com

Overview Overview Founded in 1964, largest operator in United States of teppanyaki-style Japanese restaurants Acquired and continue to grow additional Asian-themed concepts primarily under HARU and RA Sushi brands Current operations: 57 Benihana (owned) 21 Benihana (franchised) 7 Haru 8 RA Sushi Transaction History BFC agreed to purchase $20 million of Benihana convertible preferred stock $20 million of convertible preferred stock purchased in 2 tranches in July 2004 and August 2005 Preferred stock has voting rights and 5% annual dividend Investment represents approximately 10% (at conversion price of $19 per share) of economic ownership and 23% of common stock vote Pre-existing BFC relationship with Benihana board and management Pre Transaction Benihana desired to embark on a renovation program for it’s core concept, Benihana, and expand its newer concept RA Sushi Post Transaction Benihana now executing its renovation and expansion plans Benihana plans to open 7 to 11 new restaurants annually. 33

Investment Results Summary — 1997-2005 ($ in $ 661.4 (b) Millions) d e i ze l t a u u l n o n s A b A % 3% 22 +2 2 + $ 205.5(a)
Total Investments Total Current Value as of 12/31/05 (b) Acquisition of Core & Acquisition of Investment in Venture Investment in Levitt and Sons (Levitt Ryan Beck & Co. Bluegreen Partnerships Benihana Corporation) Notes: (a) Represents the cumulative cash value of investments made in Levitt & Co., Bluegreen and Benihana, Inc. and the total Sons and Core Communities (Levitt Corporation), Ryan Beck & investments under management in the As noted elsewhere, BFC currently owns direct or indirect interests in all of these BFC Venture Partnerships from 1997 investments. The through 2005. information is provided to reflect the investments since 1997. estimated value and performance of the various “BFC Family” (b) Return calculation discounts all cash flows from time of investment and distributions; current value includes all dividends received and Venture Partnerships based upon average market value of public holdings from Ryan Beck’s estimated 12/1/05 through current market value is 12/31/05. based upon an average of valuation multiples of an index of comparable firms compiled by Sandler O’Neill & Partners, L.P. research. Calculations assume no $20 million in preferred change in value of July 2004 and August 2005 investments totaling stock in Benihana, Inc. 34 bfc Building Foremost Companies
Financial & Investment Highlights

BFC Selected Financials Balance Sheet — BFC Parent Only (a) Company - December 31, September 30, ( $ in Millions) 2004 2005 (b) Assets: Investments in BankAtlantic Bancorp & Levitt Corp. $ 152.1$ 170.4(c) Investment in Benihana 10.0 20.0 Cash and Other assets 42.1 34.1 Total assets 204.2 224.5 Liabilities & Shareholders’ Equity: Long-term debt $ 10.5 $ 0.0 Deferred tax liability 27.0 32.2(d) Other liabilities 41.5 12.4(e) Total liabilities 79.0 44.5 Shareholders’ equity 125.3 179.9(f) Shareholders’ Equity Growth 43.7%(b) Notes: (a) Summary selected data from the BFC unconsolidated balance sheet which presents only the assets and liabilities of BFC Financial Corp., on a stand-alone basis and excludes any balance sheet data of its subsidiaries. See note (a) of the previous slide quarterly report on Form 10-Q for period for further explanation. Also see BFC’s ended September 30, 2005 available on our website at www.bfcfinancial.com. (b) Unaudited data. (c) The BFC book value of the investments in BankAtlantic Bancorp and Levitt Corp. is calculated by multiplying the shareholder’s equity of each entity times BFC’s percentage ownership in each entity. The book value, as shown above, was $170.4 million as of September 30, 2005 while the current average market value (December 1, 2005 – December 31, 2005) is $260.0 million. (d) The deferred tax liability is net of net operating loss carry forwards (NOL’s). Deferred tax liability is calculated by subtracting BFC’s original investment from the current carrying value of that investment and applying to that sum the tax rate of 38.575%. Generally, the deferred tax liability will not be required to be paid unless the underlying investments are sold. (e) The significant declines in Other Liabilities results primarily from dividends or forgiveness of debt, respectively, being recorded by inactive wholly-owned subsidiaries and by the negative basis resulting primarily from depreciation at a real estate Parent Co. investment property. See Footnote 20 – Financial Information in our 10-Q. (f) Increase during period due to net income and issuance of 5.96 million shares of Class A Common Stock through an underwritten public offering (including underwriters’ exercise of their over-allotment option), which was partially offset by the effect of subsidiaries’ capital transactions, the 36 tax effect of exercise of stock options and the payment of preferred dividends.

BFC Net Asset Value vs. Market Cap NAV 1 compared to Market Cap (d) : +$63.6 or +31%
NAV 2 compared to Market Cap (d) : +$95.7 or +47% Assets ($ in millions) $313.6 NAV 2(b) $54.1 Other assets NAV1(a)
Market Cap(c) Market value $259.5 of public holdings $ 269.1 $ 301.3$ 205.5 (avg. 12/1/05 to 12/31/05)
Liabilities ($ 44.5) ($ 32.2) Def. tax liab. ($ 12.4)Other liab. Notes: Numbers may not add due to rounding. Balance sheet items as of September 30, 2005. Market value of public holdings is based on the average prices of BBX & LEV for the period 12/1/2005 to 12/31/2005. (a) Net Asset Value (NAV1 ) = the market value of BFC’s securities in BBX and LEV plus other assets at book value minus liabilities at book value. (b) NAV2 is the same but excludes calculation as NAV1 deferred tax liabilities. (c) BFC market capitalization is the average for the period 12/1/2005 to 12/31/2005 based on fully diluted shares outstanding of 36.6 million as of November 4, 2005. (d) Market capitalization for the same period based on basic shares outstanding (34.2 million shares) is $192.4 million. NAV1 equals $7.86 per share which is $2.24 per 37 share, or 40%, greater than the average share price for the period; NAV2 equals $8.80 per share which is $3.18 per share, or 57%, greater than the average share price for the period.

BFC Share Price Compared to BFC Net Asset Value (d) NAV 2 per share (c) NAV1 per share (b) $ 8.23 $ 7.35 Price per share(a) $ 5.61 = $ 1.74 =$ 2.62 +31% +47%
Discount to:
NAV 1 = (24%)
NAV 2 = (32%)
Notes: Numbers may not add due to rounding Balance sheet items as of September 30, 2005. (a) Average share price for the period December 1, 2005 to December 31, 2005. (b) Net Asset Value (NAV1 ) = the market value of BFC’s securities in BBX and LEV plus other assets at book value minus liabilities at book value divided by fully diluted shares outstanding of 36.6 million as of November 4, 2005. Does not include 1.6 million additional common shares potentially issued if BFC 5% Cumulative Preferred Stock, issued in June 2004, should convert in the future. 5% Preferred Stock is convertible at $9.60 per share beginning on or after April 30, 2007 at the discretion of the holder. (c) NAV2 per share is the same calculation excluding 32.2 million as of September as NAV1 net 30, 2005. deferred tax liabilities of $ (d) Calculations in chart based on diluted shares outstanding (36.6 million shares). Using basic shares outstanding (34.2equa$7.86 per share which is $2.24 per million shares), NAV1 share, or 40%, greater than the average share price for the period; equals $8.80 per share which is $3.18 per share, or 57%, greater than the average share NAV2 price for the period. The weighted average share price for Class A and Class B common stock (basic shares only) for the December 1, 2005 to December 31, 2005 period is $5.62 per share.
38

BFC Relative Share Performance Since Commencement of Diversification Program Average Annual Appreciation 1997 – 2005(1) 13.2%
9.7%
7.1% 6.5% 5.0% 4.5%
NASDAQ S&P 500 S&P 600 Russell 2000 BFC BFC Small Cap June 2005(2)
(1) Percentages represent average annual appreciation data as per Bloomberg L.P. for the period November 1997 through December 2005. (2) BFC June 2005 percentage represents average annual appreciation data as per Bloomberg L.P. for the period November 1997 through 39 June 2005

BFC Investment Highlights Diversified investments Experienced management team Solid investment track record Each BFC portfolio company became high growth enterprise BFC’s seasoned executive group and “Buy & Hold” philosophy attract unique investment opportunities High level of management ownership and commitment BFC’s primary holdings are publicly traded growth companies Opportunity to invest in BFC at a discounted price relative to its Net Asset Value and to the market value of BFC’s holdings of BankAtlantic (BBX) and Levitt (LEV) 40 bfc Building Foremost Companies Appendix

Business Approach Create long-term shareholder value Leverage management’s investment track record Extensive network of business executives, entrepreneurs and intermediaries generates new opportunities “Buy & Hold” philosophy makes BFC a preferred owner for certain businesses and management teams Partner with experienced management teams who want to manage for the long-term Invest in sound platforms with long-term sustainability consistent with the “Buy & Hold” philosophy Invest in situations where various factors have limited pre-acquisition growth Support management teams by providing: Board oversight and corporate governance Financing assistance Strategic planning Investment expertise and counsel Respect, Patience and Loyalty 42

Investment Situations Public or private companies Adopt orphans Divestiture of subsidiary by larger company Family business seeking to monetize holdings but preserve management and legacy Going private transactions and management buyouts Change of control transactions Significant minority purchases in special situations

BFC Selected Financials Summary Consolidated Income Statement (a) (In $MillFiscal year ended December 31, 9 months ended September 30, (b) 2002 2003 2004 (c) 2004 (c) 2005 (c) Revenues Financial $ 492.3$ 541.9$ 601.6$ 448.3$ 521.5 Services Homebuilding 212.1 288.7 558.8 380.6 441.8 & Real Estate Development BFC 1.3 1.7 6.2 5.7 1.7 Activities Total 705.8 832.3 1,166.6 834.5 965.0 revenues
Costs & Expenses Financial 467.2 480.3 494.4 365.9 432.1 Services Homebuilding 191.7 253.2 481.6 329.0 378.3 & Real Estate Development BFC 5.9 7.8 8.0 5.3 7.9 Activities Total 664.8 741.3 984.0 700.2 818.4 costs & expenses
Pre-tax 50.3 101.1 202.2 151.0 159.7 earnings
Minority 38.3 51.1 104.0 76.5 85.7 interest
Net income $ 5.2 $ 7.0 $14.2$ 11.3 $ 9.2 including special items
Net income $ 5.2 $ 7.0 $12.9$ 9.9 $ 9.5 excluding special items
Net Income 35.2% 83.1% -4.1% Growth (excluding special items) (b) Notes: Numbers may not add due to rounding. (a) As a holding company with control positions in BankAtlantic Bancorp and Levitt Corporation, generally accepted accounting principles (GAAP) require the consolidation of the As a consequence, the assets and liabilities of both entities are presented financial results of both BankAtlantic Bancorp and Levitt Corporation. on However, a the debts consolidated and basis obligations in of the BFC’s consolidated financial entities statements. are not direct obligations of BFC and are non- recourse Similarly, the The to assets of those recognition BFC. entities are by BFC of not available income to BFC absent a dividend or distribution from the entity. from controlled entities is determined based on the percentage of its economic ownership in BankAtlantic Bancorp and Levitt Corporation, which is 21.7% and 16.6%, and 16.6% of respectively, BankAtlantic which Bancorp’s results and Levitt in Corporation’s BFC income, recognizing respectively. only 21.7% (b) Unaudited data. (c) The nine months ended 9/30/2004 included two items resulting in a $1.4 million net after-tax gain. These items were a litigation settlement gain and costs associated with the prepayment of certain high cost debt. The nine months ended 9/30/2005 included in an after-tax impairment charge of $0.3 former headquarters and move into a new building. million. This item was related to the decision to vacate BankAtlantic’s 44

BFC Performance Stock Price Graph 6/28/04 –Added to Russell 3/14/05 – 25% stock $ 12.00 2000 & 3000 indexes dividend 2000 5/25/04 – 25% stock 1800 dividend ) $ 10.00 $ 1600 Volume ( 3/1/04 – 25% stock share dividend 1400 $ 8.00 12/1/03 – 25% stock dividend 1200 per $ 6.00 1000 6/17/03 – 15% stock (in dividend thousands) Price 800 $ 4.00 5/5/03 — BFCF listed on NASDAQ 6/16/05 – Offering of 600 5.96 mil. shares (including over- 400 $ 2.00 allotment option) 200 $ 0.00 0 1999 2000 20012002 2003 2004
Volume Price
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